UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2009

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

President and Chief Executive Officer of the Federal Home Loan Bank of Topeka ("FHLBank"), Andrew J. Jetter, spoke to members of the FHLBank at its Regional Fall Meeting on August 20, 2009. In his remarks, Mr. Jetter stated that he expects to recommend an increase in the dividend payment for the third quarter of 2009, if the FHLBank’s net income remains at least consistent with levels reported in the FHLBank’s Form 10-Q for the period ended June 30, 2009. Such expectation is subject to a number of factors related to the payment of dividends including but not limited to changes in the overnight Federal funds effective rate, fluctuations in net gain (loss) on trading securities and net gain (loss) on derivatives and hedging activities, and changes in short-term interest rates, as discussed in the FHLBank’s Form 10-Q filed on August 12, 2009.

The information being furnished pursuant to Item 7.01 in this current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this current report on Form 8-K. In addition, the furnishing of information in this current report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank Topeka that the information is material or complete.

Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of FHLBank Topeka’s operations. These statements may be identified by the use of forward-looking terminology such as "anticipates," "believes," "could," "estimate," "expect," "will," or other variations on these terms. FHLBank Topeka cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: changes in the overnight Federal funds effective rate; fluctuations in net gain (loss) on trading securities and net gain (loss) on derivatives and hedging activities; changes in short-term interest rates; legislative and regulatory actions or changes; future economic and market conditions; changes in demand for advances or consolidated obligations of FHLBank Topeka and/or of the FHLBank System; effects of SFAS 133 accounting treatment, OTTI accounting treatment and other accounting rule requirements; and adverse developments or events affecting or involving other Federal Home Loan Banks, housing GSEs or the FHLBank System in general. Additional risks that might cause FHLBank Topeka’s results to differ from these forward-looking statements are provided in detail in FHLBank Topeka’s filings with the Securities and Exchange Commission, which are available at www.sec.gov.

All forward-looking statements contained herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and FHLBank Topeka has no obligation and does not undertakes publicly to update, revise or correct any forward-looking statement for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

August 20, 2009	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel